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                                                                    EXHIBIT 10.4

                           Endo Pharmaceuticals Inc.
                       223 Wilmington West Chester Pike
                       Chadds Ford, Pennsylvania  19317



                                          November 26, 1999

Algos Pharmaceutical Corporation
1333 Campus Parkway
Neptune, New Jersey  07753


Dear Sirs:

          In connection with that Agreement and Plan of Merger (the "Merger Agreement"), dated of even date herewith, by and among Endo Pharmaceuticals Holdings Inc. ("Holdings"), Endo Inc. and [Target] Pharmaceutical Corporation, each of the undersigned (collectively, the "Executives") hereby agrees to consent to (a) the termination of the Holdings' 1997 Executive Stock Option Plan, (b) the institution of a stock option plan of a newly formed limited liability company (the "LLC") pursuant to which each of the Executive's stock options will be exercisable only into shares of common stock of Holdings that is owned by the LLC, (c) the conversion of each of the Executive's outstanding options under Holdings' 1997 Executive Stock Option Plan into options under the stock option plan of the LLC and (d) the terms (including, but not limited to, the vesting schedule thereto) of such converted options under the stock option plan of the LLC are to be agreed upon by the Executives and the LLC. Each of the Executives hereby agrees and acknowledges that from and after the closing of the transaction contemplated by the Merger Agreement, the Executive's only recourse upon exercise of such Executive's stock options will be against the LLC and not against Holdings.


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Algos Pharmaceutical Corporation
November __, 1999
Page 2

          If the foregoing correctly sets forth our agreement, please so indicate by signing a counterpart of this letter whereupon it shall become a binding agreement between us.

                                     Very truly yours,



                                     /s/ CAROL A. AMMON
                                     ------------------
                                     Carol A. Ammon


                                     /s/ MARIANN T. MACDONALD
                                     ------------------------
                                     Mariann T. MacDonald


                                     /s/ LOUIS J. VOLLMER
                                     --------------------
                                     Louis J. Vollmer


                                     /s/ JEFFREY R. BLACK
                                     --------------------
                                     Jeffrey R. Black


                                     /s/ OSAGIE O. IMASOGIE
                                     ----------------------
                                     Osagie O. Imasogie


                                     /s/ DAVID A. LEE
                                     ----------------
                                     David A. Lee